MET INVESTORS SERIES TRUST

Supplement dated November 23, 2011

to the

Summary Prospectus and Prospectus dated May 1, 2011

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

On November 9, 2011, the Board of Trustees of the Met Investors Series Trust (the “Trust”) approved a proposal to reorganize the Oppenheimer Capital Appreciation Portfolio (“Oppenheimer Portfolio”), a series of the Trust, into the Jennison Growth Portfolio (“Jennison Portfolio”), a series of Metropolitan Series Fund, Inc. The reorganization is subject to, among other conditions, approval by shareholders of the Oppenheimer Portfolio. If the shareholders of the Oppenheimer Portfolio approve the proposal, the Oppenheimer Portfolio will transfer all of its assets and liabilities to the Jennison Portfolio in exchange for shares of the Jennison Portfolio and the Oppenheimer Portfolio shareholders will receive shares of the Jennison Portfolio in exchange for their Oppenheimer Portfolio shares. If approved, the reorganization is proposed to take place on or about May 1, 2012.